SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant☐
Check the appropriate box:
☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

CORIXA CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

CALCULATION OF FILING FEE

Per unit price or other
underlying value
Title of each class		of transaction
of securities to	Aggregate number of	computed pursuant	Proposed maximum
which transaction	securities to which	to Exchange Act	aggregate value of
applies	transaction applies	Rule 0-11	transaction	Total fee paid

☐	Fee paid previously with preliminary materials
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

April 28, 2003

Dear Corixa Stockholders:

      On behalf of Corixa Corporation, I cordially invite you to attend our 2003 annual meeting of stockholders to be held on Friday, May 30, 2003, at 1:00 p.m., local time, in the Cedar Room at Corixa Corporation, 1124 Columbia Street, Seattle, Washington.

      At the annual meeting, you will be asked to (1) elect seven directors to our board of directors, (2) ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2003, and (3) transact any other business properly presented at the annual meeting. Additional details regarding the proposals are included in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

      Whether or not you plan to attend the annual meeting, it is important that your shares are represented. Please read the enclosed proxy statement and mark, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope to ensure that your vote is counted. Of course, if you attend the annual meeting, you will have the right to vote your shares in person.

      On behalf of the board of directors, I would like to express our appreciation for your continued interest in Corixa. We look forward to seeing you at the annual meeting.

Sincerely,

Steven Gillis, Ph.D.
Chairman and Chief Executive Officer

PROXY STATEMENT
General
Revocability of Proxies
Record Date and Outstanding Shares
Quorum and Vote Required
Solicitation of Proxies
PROPOSAL NO. 1 ELECTION OF DIRECTORS
Information About Nominees
Required Vote
Recommendation of the Board of Directors
Committees of the Board of Directors and Meetings
Compensation of Directors
Compensation Committee Interlocks and Insider Participation
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Required Vote
Recommendation of the Board of Directors
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ADDITIONAL INFORMATION
Executive Officers
COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
Option Grants
OPTION GRANTS IN FISCAL YEAR 2002
Option Exercises in 2002 and Fiscal Year-End Option Values
AGGREGATED OPTION EXERCISES IN FISCAL 2002 AND FISCAL YEAR-END OPTION VALUES
Employment Contracts
Securities Authorized for Issuance Under Equity Compensation Plans
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Indebtedness of Management
STOCK PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT AUDITORS
OTHER MATTERS
ANNUAL REPORT AND FORM 10-K

CORIXA CORPORATION

1124 Columbia Street
Suite 200
Seattle, Washington 98104

Notice of the 2003 Annual Meeting of Stockholders

to Be Held May 30, 2003

       We will hold the 2003 annual meeting of stockholders of Corixa Corporation on Friday, May 30, 2003, at 1:00 p.m., local time, in the Cedar Room at Corixa Corporation, 1124 Columbia Street, Seattle, Washington, for the following purposes:

•	To elect seven directors to our board of directors, who will hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified;

•	To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2003; and

•	To transact any other business properly presented at the annual meeting and any adjournments or postponements of the annual meeting.

      These items of business are more fully described in the proxy statement accompanying this notice. Our board of directors has fixed the close of business on April 15, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting. Only stockholders of record on the record date are entitled to notice of the annual meeting and to vote at the annual meeting and any adjournments or postponements of the annual meeting.

      Your board of directors recommends that you vote FOR the nominees for director and FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors.

      At the annual meeting, the board of directors will also report on our 2002 business results and other matters of interest to stockholders.

      All stockholders are cordially invited to attend the annual meeting in person. Whether or not you plan to attend the annual meeting in person, we urge you to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the annual meeting. If you send your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the accompanying proxy statement.

By Order of the Board of Directors,

Kathleen N. McKereghan
Secretary

Seattle, Washington

April 28, 2003

IMPORTANT:

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, WE WILL HAVE THE ADDED EXPENSE OF REISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
THANK YOU FOR ACTING PROMPTLY.

2

CORIXA CORPORATION

1124 Columbia Street Suite 200
Seattle, Washington 98104

PROXY STATEMENT

General

      This proxy statement is furnished to the stockholders of Corixa Corporation, a Delaware corporation, in connection with the solicitation of proxies by our board of directors for use at the 2003 annual meeting of stockholders and at any adjournments or postponements of the annual meeting. We will hold the annual meeting on Friday, May 30, 2003, at 1:00 p.m., local time, in the Cedar Room at Corixa Corporation, 1124 Columbia Street, Seattle, Washington.

      This proxy statement, the enclosed proxy card and our annual report to stockholders for the fiscal year ended December 31, 2002, including consolidated financial statements, were first mailed to stockholders entitled to vote at the annual meeting on or about April 28, 2003.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by (i) signing and returning a written notice of revocation, (ii) returning a duly executed proxy bearing a later date to us (to the attention of Michelle Burris), or (iii) attending the annual meeting and voting in person.

Record Date and Outstanding Shares

      The close of business on April 15, 2003 has been fixed as the record date to determine the holders of shares of our stock entitled to notice of and to vote at the annual meeting. At the close of business on the record date, we had approximately 50,351,968 shares of common stock outstanding held by approximately 1,689 stockholders of record, 12,500 shares of Series A preferred stock held by one stockholder of record and 37,500 shares of Series B preferred stock held by one stockholder of record.

      Each outstanding share of common stock on the record date is entitled to one vote on all matters. Each outstanding share of Series A preferred stock is entitled to one vote for each share of common stock into which the Series A preferred stock could be converted, rounded to the nearest whole number of shares. Each outstanding share of Series B preferred stock is entitled to one vote for each share of common stock into which the Series B preferred stock could be converted, rounded to the nearest whole number of shares. As of the record date, for purposes of voting, the Series A preferred stock was convertible into approximately 1,470,588 shares of common stock and the Series B preferred stock was convertible into approximately 1,465,989 shares of common stock.

Quorum and Vote Required

      The inspector of elections will tabulate votes cast by proxy or in person at the annual meeting. The inspector will also determine whether or not a quorum is present at the annual meeting. A quorum for the annual meeting is the presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock and preferred stock on an as-converted basis entitled to vote at the annual meeting.

      For the election of directors, the seven directors who receive the greatest number of affirmative votes of the shares of common stock and preferred stock on an as-converted basis present in person or represented by proxy at the annual meeting will be elected to the board. Stockholders are not entitled to cumulate votes in the election of directors.

      If your shares are represented by a proxy, they will be voted in accordance with your directions. If you sign and return your proxy without giving any direction, your shares will be voted in accordance with our recommendations. If a broker indicates on the enclosed proxy card or its substitute that it does not have discretionary authority as to some shares to vote on a particular matter, those shares will not be considered present with respect to that matter and will have no effect on any of the proposals to be considered at the annual meeting.

      We are not aware, as of the date of this proxy statement, of any matters to be voted on at the annual meeting other than as stated in this proxy statement and the accompanying notice of annual meeting of stockholders. If any other matters are properly brought before the annual meeting, the enclosed proxy gives discretionary authority to the persons named in it to vote the shares in their best judgment.

      We believe that the tabulation procedures to be followed by the inspector of elections are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

Solicitation of Proxies

      The enclosed proxy card is solicited on behalf of our board of directors. We will conduct solicitation personally, by telephone or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. Proxies will be solicited from individuals, brokers, bank nominees and other institutional holders by personal interview, mail and telephone. We will bear all costs directly or indirectly associated with the solicitation. We may reimburse officers, directors, employees, brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the annual meeting to beneficial owners of our common stock.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      Our bylaws currently provide that the board of directors shall be composed of eight directors. The current members of the board of directors are Steven Gillis, Ph.D., Michael F. Bigham, Joseph S. Lacob, Mark McDade, Robert Momsen, Arnold L. Oronsky, Ph.D., Samuel R. Saks, M.D., and James W. Young, Ph.D. Mr. McDade will not be standing for re-election at the annual meeting. At the annual meeting, seven directors are to be elected to hold office for a term of one year and, in each case, until his successor shall be elected and shall qualify. Effective after the annual meeting, we will reduce the size of the board to seven directors.

      The persons named in the accompanying proxy intend to vote FOR the seven nominees listed below unless otherwise instructed in writing on the proxy. If any nominee is unable or unwilling to serve as a director at the time of the annual meeting, the proxies may be voted for a substitute nominee who will be designated by the current board to fill the vacancy, or for the balance of the nominees without nomination of a substitute. Alternatively, the size of the board may be reduced in accordance with our bylaws. As of the date of this proxy statement, the board of directors is not aware of any nominee who is unable or unwilling to serve as a director.

      Assuming a quorum is present, the seven nominees who receive the highest number of affirmative votes of shares entitled to be voted will be elected as our directors. Shares of common stock may not be voted cumulatively. The board of directors will consider nominations for directors from stockholders submitted in accordance with Section 2.5 of our bylaws. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a way that will ensure the election of as many of the nominees listed below as possible. The specific nominees that the proxy holders will vote for will be determined by the proxy holders.

Information About Nominees

      Set forth below is information regarding the nominees for whom the proxy holders will vote, including their principal occupation at present and for at least the last five years, other directorships held by them, the year in which each became a director of Corixa and their ages as of April 15, 2003:

Name of Nominee	Age	Position(s) with Corixa	Director Since

Steven Gillis, Ph.D.	49	Chairman and Chief Executive Officer	1994

Michael F. Bigham	45	Vice Chairman	2000

Joseph S. Lacob(1)(2)	47	Director	1994

Robert Momsen(2)(3)	56	Director	2000

Arnold L. Oronsky, Ph.D.(1)	62	Director	1994

Samuel R. Saks, M.D.(2)	48	Director	2000

James W. Young, Ph.D.(1)(3)	58	Director	2000

(1)	Member of the compensation committee.

(2)	Member of the audit committee.

(3)	Member of the nominating committee.

      Steven Gillis, Ph.D. co-founded Corixa in October 1994 and has served as Chief Executive Officer and as a director of Corixa since that time. Dr. Gillis has served as our Chairman since March 1999. From 1994 to February 1999, Dr. Gillis served as our President. Dr. Gillis was a co-founder of Immunex Corporation, where he held multiple positions, including acting Chief Executive Officer and Chairman of the Board. Dr. Gillis is a director of Micrologix Biotech, Inc. and Genesis Research and Development Corporation. Dr. Gillis graduated from Williams College and received his Ph.D. from Dartmouth College.

      Michael F. Bigham has served as a director of Corixa since December 2000. Since January 2003, Mr. Bigham has been a Director of Abingworth Management, Inc., the U.S. operation of an international life sciences venture capital firm. From July 1996 to December 2000, Mr. Bigham served as President, Chief Executive Officer and a director of Coulter Pharmaceutical, Inc., which was acquired by Corixa in December 2000. During the period that Mr. Bigham worked at Gilead Sciences, Inc., a biotechnology company, he served as Executive Vice President of Operations from April 1994 to June 1996, Chief Financial Officer from April 1989 to June 1996 and Vice President of Corporate Development from July 1988 to March 1992. Mr. Bigham graduated from the University of Virginia and received his M.B.A. from the Stanford Graduate School of Business.

      Joseph S. Lacob has served as a director of Corixa since 1994. From 1994 to December 1998, Mr. Lacob served as our Chairman of the Board of Directors. Mr. Lacob has been a partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since May 1987. Mr. Lacob is a director of Sportsline.com and Align Technology, Inc., as well as several other private companies, including Ophthonix, Inc., NeuroPace, Inc., INNERCOOL Therapies, Inc., NuVasive Inc. and eHealthInsurance, Inc. Mr. Lacob received his B.S. in biological sciences from the University of California at Irvine, his Master’s in public health from the University of California, Los Angeles and his M.B.A. from the Stanford Graduate School of Business.

      Robert Momsen has served as a director of Corixa since December 2000. From February 1995 to December 2000, Mr. Momsen served as a director of Coulter Pharmaceutical, Inc. Since August 1982, Mr. Momsen has been a general partner of InterWest Partners. While Mr. Momsen is not a general partner of InterWest Partners VII and VIII, he continues as a general partner at InterWest Partners IV, V and VI. He currently serves as a director of Therasense, Inc. in addition to three private companies. Mr. Momsen graduated with a B.S. in engineering from Stanford University in 1968 and a M.B.A from Stanford University in 1972.

      Arnold L. Oronsky, Ph.D. has served as a director of Corixa since 1994. From February 1995 to December 2000, Dr. Oronsky served as Chairman of the Board of Directors of Coulter Pharmaceutical, Inc. and from February 1995 to April 1996, he served as its President and Chief Executive Officer. Dr. Oronsky

has been a general partner at InterWest Partners, a venture capital firm, since 1994. From 1977 to 1993, he served as the Vice President for Discovery Research at Lederle Laboratories. Dr. Oronsky graduated from New York University and received his Ph.D. from Columbia University.

      Samuel L. Saks, M.D. has served as a director of Corixa since December 2000. From April 2000 to December 2000, Dr. Saks served as a director of Coulter Pharmaceutical, Inc. From June 2001 to January 2003, Dr. Saks was Company Group Chairman of ALZA Corporation, an operating company of Johnson & Johnson. Dr. Saks received his M.D. with honors from the University of Illinois at the Medical Center in Chicago. Dr. Saks completed his residency in Internal Medicine at Parkland Memorial Hospital in Dallas and his fellowship in oncology at the University of California, San Francisco. Dr. Saks in board certified in oncology and is a diplomat of the American Board of Internal Medicine.

      James W. Young, Ph.D. has served as a director of Corixa since 2000. Since May 2000, Dr. Young has been the Chief Executive Officer of Sunesis Pharmaceuticals, Inc. From 1995 to May 2000, Dr. Young served as Senior Vice President, Commercial Development and Senior Vice President, Research and Development, and as a Group Vice President of ALZA Technologies, a division of ALZA Corporation. From 1992 to 1995, he served as President of the Pharmaceuticals Division of Affymax, N.V. From 1987 to 1992, he served as Senior Vice President and General Manager of the Pharmaceuticals Division of Sepracor, Inc. Dr. Young graduated from Fordham University and received his Ph.D. from Cornell University.

Required Vote

      The seven nominees receiving the highest number of affirmative votes of our common stock and preferred stock on an as-converted basis present at the annual meeting in person or by proxy and entitled to vote shall be elected as directors.

Recommendation of the Board of Directors

      The board of directors recommends a vote FOR all nominees named above.

Committees of the Board of Directors and Meetings

      The board of directors held a total of nine meetings during 2002. The board has established an audit committee, a compensation committee and a nominating committee. During 2002, each incumbent director, except Mr. Lacob, attended at least 75% of the aggregate number of meetings of the board and meetings of the committees of the board on which he served.

      The audit committee currently consists of Mr. Lacob, Mr. Momsen and Dr. Saks, each of whom is an “independent director” as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The audit committee met four times during the year 2002. The audit committee operates under a written charter adopted by the board of directors. Pursuant to the audit committee charter, the audit committee is required to meet quarterly to review our financial affairs. The audit committee’s functions are to review the scope and results of financial audits and other services performed by our independent auditors and to discuss with and make recommendations to the board of directors regarding these matters. The report of the audit committee is set forth below.

      The compensation committee currently consists of Mr. Lacob, Dr. Oronsky and Dr. Young, each of whom is an “independent director” as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The compensation committee met once during 2002. On all other occasions during 2002 that the committee took action, it acted by unanimous written consent. Its functions are to review and approve the compensation and benefits for our executive officers and make recommendations to the board regarding these matters. The report of the compensation committee is set forth below.

      The nominating committee currently consists of Mr. Momsen and Dr. Young, each of whom is an “independent director” as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The nominating committee was created on May 31, 2002 and did not meet during 2002. On April 10, 2003, the nominating committee acted by unanimous written consent to nominate the directors recommended for election at the annual meeting. The nominating committee monitors and safeguards the independence of our board by identifying individuals qualified to become board members and selecting, or recommending that the board select, the director nominees for election at our annual meetings. Using the same criteria, the committee also recommends to the board candidates for filling positions on the board resulting from the death or resignation of directors. The committee also recommends directors for appointment to the committees of the board. The committee also considers any stockholder recommendations for director nominees that are submitted in accordance with the procedures established in our bylaws. Any stockholder wishing to submit a nomination for consideration at an annual meeting must provide notice of the nomination to us no fewer than 60 days or more than 90 days before the annual meeting.

Compensation of Directors

      We adopted the 1997 Directors’ Stock Option Plan, or directors’ plan, on July 25, 1997. As of December 31, 2002, a total of 422,084 shares of our common stock were reserved for issuance under the directors’ plan. The directors’ plan provides for the grant of nonqualified stock options to our nonemployee directors. The directors’ plan provides that each person who becomes a nonemployee director shall be granted nonqualified stock options to purchase 15,000 shares of common stock. Thereafter, on the first day of each fiscal year, each nonemployee director shall be automatically granted an additional option to purchase 5,000 shares of common stock if, on that date, he or she had served on our board for at least 6 months. The directors’ 15,000 share options vest over 36 months and the additional 5,000 share options vest over 12 months, and each have 10-year terms. The exercise price of directors’ options is equal to the fair market value of our common stock on the date of grant. The directors’ plan has a 10-year term unless terminated earlier.

      Dr. Young also receives a $2,500 retainer every calendar quarter, a $1,000 board meeting attendance fee, a $500 committee meeting attendance fee and a $500 telephonic board meeting attendance fee. The other nonemployee directors do not receive any cash compensation for serving as a director.

Compensation Committee Interlocks and Insider Participation

      The compensation committee currently consists of Mr. Lacob, Dr. Oronsky and Dr. Young. No member of the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      On February 14, 2003, the board unanimously approved the recommendation of the audit committee that Ernst & Young LLP be retained as our independent auditors and selected and appointed Ernst & Young to serve as our independent auditors for the year ending December 31, 2003. We request that our stockholders ratify the board’s selection of Ernst & Young, as independent auditors, to audit our accounts and records for the year ending December 31, 2003, and to perform other appropriate services.

      The board’s selection and appointment are subject to reconsideration by the board in the event that our stockholders fail to ratify the selection of Ernst & Young. Whether or not the board’s selection is ratified, the board in its discretion may retain Ernst & Young or direct the appointment of a different independent accounting firm at any time during the year if the board determines that such action would be in our best interests or in the best interests of our stockholders.

      A representative of Ernst & Young is expected to attend the annual meeting to respond to appropriate questions from stockholders.

Required Vote

      The affirmative vote of a majority of the shares of our common stock and preferred stock on an as-converted basis present at the annual meeting in person or by proxy and entitled to vote shall be required to ratify the selection of Ernst & Young as independent auditors.

Recommendation of the Board of Directors

      The board of directors recommends a vote FOR the ratification of the selection of Ernst & Young LLP as independent auditors.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of shares of our common stock and preferred stock on an as-converted basis as of April 15, 2003 for

•	each person who is known by us to beneficially own more than five percent of the outstanding shares of common stock;

•	each director;

•	each executive officer named in the summary compensation table of this proxy statement; and

•	all of our directors and officers as a group.

      On April 15, 2003, we had 53,288,545 shares of common stock outstanding, which includes 2,936,577 shares issuable upon conversion of the Series A preferred stock and Series B preferred stock. To our knowledge, the beneficial owners listed below have sole voting and investment power with respect to the shares shown as beneficially owned as of that date. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 15, 2003 are deemed outstanding for purposes of computing the percentage ownership of the person holding the options, but are not deemed outstanding for the purposes of computing the percentage ownership of each other person.

	Beneficial Ownership(2)

	Number of	Percentage of
Name and Address(1)	Shares	Total

Castle Gate, L.L.C.(3)	4,665,438	8.5%
2365 Carillon Point
Kirkland, WA 98033

InterWest Investors(4)	3,498,172	6.5
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA 94025

Entities affiliated with Washington Mutual(5)	2,650,000	5.0
1201 Third Avenue 22nd Floor
Seattle, Washington 98101
Directors and named executive officers

Steven Gillis, Ph.D.(6)	638,145	1.2

Michael Bigham(7)	775,958	1.4

Mark McDade(8)	320,438	*

Joseph Lacob(9)	131,788	*

Robert Momsen(10)	625,054	1.2

Arnold Oronsky, Ph.D.(11)	3,459,081	6.5

Samuel R. Saks, M.D.(12)	43,488	*

James W. Young, Ph.D.(13)	20,833	*

Cindy Jacobs, Ph.D., M.D.(14)	161,428	*

Michelle Burris(15)	227,402	*

Steven Reed, Ph.D.(16)	291,424	*

David Fanning(17)	176,394	*

All directors and executive officers as a group (15 persons)(18)	7,018,790	12.6

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each individual named above is Corixa Corporation, 1124 Columbia Street, Suite 200, Seattle, Washington 98104.

(2)	The applicable percentage of beneficial ownership is based on 50,351,968 shares of our common stock outstanding as of April 15, 2003, including 2,936,577 shares issuable upon conversion of the Series A preferred stock and Series B preferred stock.

(3)	Castle Gate, L.L.C. holds 12,500 shares of Series A preferred stock, which are convertible into an aggregate of 1,470,588 shares of common stock, 37,500 shares of Series B preferred stock, which are convertible into an aggregate of 1,465,989 shares of common stock, and warrants to purchase 1,504,629 shares of common stock.

(4)	Includes 2,352,469 shares held by InterWest Partners VIII, L.P., 18,777 shares held by InterWest Investors VIII, L.P., 67,304 shares held by InterWest Investors Q VIII, L.P., 501,500 shares held by InterWest Partners V, L.P., a warrant to purchase 399,920 shares held by InterWest Partners VIII, L.P., a warrant to purchase 3,192 shares held by InterWest Investors VIII, L.P., a warrant to purchase 11,442 shares held by InterWest Investors Q VIII, L.P., 81,174 shares held by Mr. Momsen and 62,394 shares held by Dr. Oronsky. Dr. Oronsky is a general partner of InterWest Partners and Mr. Momsen is a general partner of InterWest Partners IV, V and VI and, as such, they may be deemed to share voting and investment power with respect to certain of these shares. Dr. Oronsky and Mr. Momsen disclaim beneficial ownership of the shares, except to the extent of their pecuniary interest therein.

(5)	Based solely on filings made on Schedule 13’s with the Securities and Exchange Commission, or SEC.

(6)	Includes 344,280 shares subject to options exercisable currently or within 60 days of April 15, 2003.

(7)	Includes 181,297 shares held by The Michael F. Bigham Trust, of which Mr. Bigham is trustee, 50,000 shares held by The Bigham Partnership and 365,105 shares subject to options exercisable currently or within 60 days of April 15, 2003.

(8)	Includes 116,861 shares subject to options exercisable currently or within 60 days of April 15, 2003.

(9)	Includes 42,083 shares subject to options exercisable currently or within 60 days of April 15, 2003 and 9,188 shares held in the name of Lacob Children’s Irrevocable Trust. Mr. Lacob disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(10)	Includes 39,226 shares subject to options exercisable currently or within 60 days of April 15, 2003, 501,500 shares held by InterWest Partners V, L.P. and 3,154 shares held by InterWest Investors V, of which Mr. Momsen is a general partner. Mr. Momsen is a general partner of InterWest Management Partners V, L.P., which is the general partner of InterWest Partners V, L.P. Mr. Momsen disclaims beneficial ownership of the shares held by InterWest Partners V, L.P. and InterWest Investors V, except to the extent of his respective pecuniary interest therein.

(11)	Includes 42,083 shares subject to options exercisable currently or within 60 days of April 15, 2003, 2,352,469 shares held by InterWest Partners VIII, L.P., 18,777 shares held by InterWest Investors VIII, L.P., 67,304 shares held by InterWest Investors Q VIII, L.P., 501,500 shares held by InterWest Partners V, L.P., a warrant to purchase 399,920 shares held by InterWest Partners VIII, L.P., a warrant to purchase 3,192 shares held by InterWest Investors VIII, L.P. and a warrant to purchase 11,442 shares held by InterWest Investors Q VIII, L.P. Dr. Oronsky is a general partner of InterWest Partners and disclaims beneficial ownership of the shares held, except to the extent of his pecuniary interest therein.

(12)	Includes 43,488 shares subject to options exercisable currently or within 60 days of April 15, 2003.

(13)	Includes 20,833 shares subject to options exercisable currently or within 60 days of April 15, 2003.

(14)	Includes 161,428 shares subject to options exercisable currently or within 60 days of April 15, 2003.

(15)	Includes 213,009 shares subject to options exercisable currently or within 60 days of April 15, 2003.

(16)	Includes 119,031 shares subject to options exercisable currently or within 60 days of April 15, 2003, 15,151 shares held in the name of Steven James N. Reed, UGMA WA Merrill Lynch and 15,151 shares held in the name of Sarah Mariko Reed, UGMA WA Merrill Lynch, both of which accounts name Dr. Reed as custodian. Dr. Reed disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(17)	Includes 153,646 shares subject to options exercisable currently or within 60 days of April 15, 2003.

(18)	Includes 2,474,659 shares subject to warrants and options exercisable currently or within 60 days of April 15, 2003.

ADDITIONAL INFORMATION

Executive Officers

      Our executive officers and their ages as of April 15, 2003 are as follows:

Name	Age	Position

Steven Gillis, Ph.D.	49	Chairman and Chief Executive Officer

Steven Reed, Ph.D.	52	Executive Vice President and Chief Scientific Officer

Kenneth Grabstein, Ph.D.	52	Executive Vice President, Product Development

Martin Cheever, M.D.	59	Vice President, Medical Affairs

Kathleen McKereghan	51	Senior Vice President, General Counsel and Secretary

Cindy Jacobs, Ph.D., M.D.	46	Senior Vice President, Clinical Research

David Fanning	40	Senior Vice President and Chief Operating Officer

Michelle Burris	37	Senior Vice President and Chief Financial Officer

      Biographical information with respect to our executive officers is presented below except for the biography of Dr. Gillis, who is also a director of Corixa. See “Proposal No. 1 — Election of Directors — Information About Nominees.”

      Steven Reed, Ph.D. co-founded Corixa in October 1994 and serves as our Executive Vice President and Chief Scientific Officer. Dr. Reed also serves as an associate professor of pathobiology at the University of Washington. Before co-founding Corixa, he founded the Infectious Disease Research Institute and also served as a Senior Scientist at the Seattle Biomedical Research Institute. Dr. Reed graduated from Whitman College and received his Ph.D. from the University of Montana.

      Kenneth Grabstein, Ph.D. co-founded Corixa in October 1994 and serves as our Executive Vice President, Product Development. Before co-founding Corixa, Dr. Grabstein was the Director of Cellular Immunology and Director of the Flow Cytometry Facility at Immunex Corporation. He has also served as an affiliate investigator of the Clinical Research Division of the Fred Hutchinson Cancer Research Center. Dr. Grabstein graduated from and received his Ph.D. from the University of California, Berkeley.

      Martin Cheever, M.D. co-founded Corixa in October 1994 and since December 1997 has served as our Vice President, Medical Affairs. From 1987 to December 1997, Dr. Cheever was also a clinical professor of medicine and a member of the division of oncology at the University of Washington School of Medicine. Dr. Cheever graduated from the University of Michigan and received his M.D. from the University of Michigan School of Medicine.

      Kathleen McKereghan has served as our Senior Vice President and General Counsel since January 2001. From January 2000 to December 2000, Ms. McKereghan served as our Vice President and General Counsel and she has been our Corporate Secretary since June 1998. From January 1998 to January 2000, Ms. McKereghan served as our Director of Legal Affairs and she served as our Corporate Attorney from December 1995 to January 1998. Before joining Corixa, Ms. McKereghan practiced law at Perkins Coie LLP in Seattle, Washington. Ms. McKereghan graduated from the University of California, Davis and received her J.D. from the University of Washington.

      Cindy Jacobs, Ph.D., M.D. has served as our Senior Vice President, Clinical Research since January 2001. From April 1999 to December 2000, Dr. Jacobs served as our Vice President and Director of Clinical Research. Before joining Corixa, Dr. Jacobs served as Vice President of Clinical Research at Cytran Inc. From 1993 to 1998, Dr. Jacobs directed clinical research at CellPro, Inc. Dr. Jacobs graduated from Montana State University, received her M.S. from Washington State University, received her Ph.D. from Washington State University and received her M.D. from the University of Washington School of Medicine.

      David Fanning has served as our Senior Vice President and Chief Operating Officer since October 2001. From July 2000 until September 2001, Mr. Fanning served as Chief Business Officer for CoPharma, Inc. From May 1997 to June 2000, Mr. Fanning served as our Vice President, Business Development. From

April 1995 to April 1997, Mr. Fanning was with CytoTherapeutics, Inc., most recently as Director of Business Development. Mr. Fanning graduated from Harvard University and received his M.B.A. from the MIT Sloan School of Management.

      Michelle Burris has served as our Senior Vice President and Chief Financial Officer since January 2001. From January 1998 to December 2000, Ms. Burris served as our Vice President and Chief Financial Officer, from February 1997 to January 1998, she served as Vice President of Finance and Administration, from 1996 to February 1997, she served as Director of Finance and Administration, and from 1995 to 1996, she was our Controller. Ms. Burris worked as a consultant to Corixa from November 1994 through March 1995. Ms. Burris is a Certified Public Accountant. She graduated from George Mason University and received her M.B.A. from Seattle University.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table shows the compensation earned by our Chief Executive Officer and the four other most highly compensated executive officers whose salary and bonus for fiscal 2002 exceeded $100,000.

SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation

				Awards
		Annual Compensation		Securities
				Underlying	All Other
		Salary	Bonus	Options	Compensation
Name & Principal Position	Year	($)	($)	(#)	($)(1)

Steven Gillis, Ph.D.	2002	466,092	60,984	150,000	13,598
Chairman and Chief Executive	2001	435,600	72,600	125,500	12,444
Officer	2000	363,000	66,000	115,000	11,440

Cindy Jacobs, Ph.D., M.D.	2002	285,000	52,000	68,750	13,069
Senior Vice President, Clinical	2001	260,000	44,000	120,500	12,128
Research	2000	220,000	40,000	75,000	10,633

Michelle Burris	2002	260,000	48,000	75,000	12,997
Senior Vice President and	2001	240,000	35,000	60,500	12,092
Chief Financial Officer	2000	175,000	25,500	65,000	10,908

Steven Reed, Ph.D.	2002	252,000	33,600	43,750	12,973

Executive Vice President and	2001	240,000	43,000	50,500	12,092
Chief Scientific Officer	2000	215,000	40,500	40,000	10,644

David Fanning(2)	2002	285,000	–0–	125,000	6,423
Senior Vice President and	2001	69,241	–0–	300,000	2,286
Chief Operating Officer

(1)	Amounts reported consist of: (i) amounts we contributed to our 401(k) Plan with respect to each listed executive officer, and (ii) premiums paid on life and accidental death and dismemberment and health insurance policies for the officer’s benefit.

(2)	Mr. Fanning became an executive officer in October 2001. Although Mr. Fanning was an employee of Corixa from May 1997 to June 2000, his compensation for 2000 is not included because he did not serve as an executive officer for any fiscal year before 2001.

Option Grants

      During 2002, we granted options to purchase a total of 3,003,900 shares of common stock to our employees, including the individuals listed in the summary compensation table. No stock appreciation rights were granted during fiscal 2002. These options were granted at exercise prices equal to the fair market value on the date of the grant.

      The following table provides information about stock options granted during 2002 to each of the individuals listed in the Summary Compensation Table. In accordance with the rules of the SEC, the “potential realizable values” provided in the table are:

•	net of exercise price before taxes;

•	based on the assumption that our common stock appreciates at the annual rates shown compounded annually, from the date of grant until the expiration of the term; and

•	based on the assumption that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

      The 5% and 10% assumed rates of appreciation are prescribed by the SEC for illustrative purposes only and are not intended to forecast or predict future stock prices. Any actual gains on option exercises will depend on the future performance of our stock.

OPTION GRANTS IN FISCAL YEAR 2002

	Individual Grants
					Potential Realizable
		Percent of			Value at Assumed
	Number of	Total Options			Annual Rates of Stock
	Securities	Granted to			Price Appreciation for
	Underlying	Employees	Exercise		Option Term
	Options	in Fiscal	Price	Expiration
Name	Granted(#)	Year(%)	($/SH)	Date	5%($)	10%($)

Steven Gillis, Ph.D.	150,000	5.63	5.70	6/14/12	537,705	1,362,650

Cindy Jacobs, Ph.D., M.D.	68,750	2.58	5.70	6/14/12	246,448	624,548

Michelle Burris	75,000	2.81	5.70	6/14/12	268,852	681,325

Steven Reed, Ph.D.	43,750	1.64	5.70	6/14/12	156,831	397,440

David Fanning	75,000	2.81	5.70	6/14/12	268,852	681,325
	50,000	1.87	6.70	10/4/12	210,680	533,904

Option Exercises in 2002 and Fiscal Year-End Option Values

      The following table sets forth information regarding options held by the individuals named in the summary compensation table and the value of those options as of December 31, 2002. No options were exercised by such individuals in fiscal 2002.

AGGREGATED OPTION EXERCISES IN FISCAL 2002

AND FISCAL YEAR-END OPTION VALUES

			Value of
	Number of		Unexercised
	Unexercised		In-The-Money
	Options at Fiscal		Options at
	Year End		Fiscal Yea	r End(1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Steven Gillis, Ph.D.	317,685	152,750	417,836	90,562

Cindy Jacobs, Ph.D., M.D.	138,396	110,854	5,930	41,508

Michelle Burris	189,254	122,970	262,828	45,281

Steven Reed, Ph.D.	106,344	59,156	3,774	26,414

David Fanning	117,708	307,292	6,469	45,281

(1)	Based on the closing price of our common stock on December 31, 2002 of $6.39 per share, less the exercise price of the options.

Employment Contracts

      Dr. Gillis, Dr. Jacobs, Ms. Burris, Dr. Reed and Mr. Fanning have each entered into employment agreements with Corixa. Each of these employment agreements provides that the executive officer’s employment with Corixa may be terminated at any time for any reason, with or without cause, by either the executive officer or Corixa. Each of these executive officers are entitled to receive severance benefits if employment of the executive officer is terminated without “cause” or if the executive officer resigns for “good reason.” If the executive officer’s employment is terminated by Corixa or a successor entity without cause or by the executive officer for good reason either before a “change of control” or more than 12 months after a change of control, the executive officer will receive (i) an additional 12 months of base salary and health insurance benefits; (ii) payment of 100% of the executive officer’s current-year discretionary bonus; (iii) accelerated vesting of 50% of the executive officer’s then unvested option shares; and (iv) up to $20,000 for reimbursement of expenses incurred in obtaining new employment. If the executive officer’s employment is terminated by Corixa or a successor entity without cause or by the executive officer for good reason within 12 months after a change of control, the executive officer will receive (a) an additional 18 months of base salary and health insurance benefits; (b) payment of 150% of the executive officer’s current-year discretionary bonus; (c) accelerated vesting of 100% of the executive officer’s then unvested option shares and (d) up to $20,000 for reimbursement of expenses incurred in obtaining new employment.

      For purposes of these employment agreements, “cause” means that the board of directors has determined that (i) the executive officer failed to perform his or her duties in a satisfactory manner, (ii) the executive officer violated state or federal laws or our policies, (iii) the executive officer disclosed our trade secrets, or (iv) the executive officer breached any written agreement with Corixa. “Good reason” means that (a) the executive officer was no longer a corporate officer at the time or his or her resignation, (b) the duties or responsibilities of the executive officer were significantly or substantially reduced, (c) the executive officer’s base salary was effectively reduced, or (d) our executive offices were moved more than 50 miles. “Change of control” means a sale of all or substantially all of our assets, or any merger or consolidation of Corixa with or into another corporation other than where holders of more than 50% of our shares outstanding immediately before the transaction continue to hold more than 50% of the shares of the surviving entity after the transaction.

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table provides information as of December 31, 2002 regarding our compensation plans, including individual compensation arrangements, under which equity securities are authorized for issuance:

EQUITY COMPENSATION PLAN INFORMATION

Number of securities
remaining available for
	Number of securities to		future issuance under
	be issued upon exercise	Weighted-average exercise	equity compensation plans
	of outstanding options,	price of outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	9,656,221	$12.06	2,645,681

Equity compensation plans not approved by security holders	—	—	—

Total	9,656,221	$12.06	2,645,681

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The compensation committee of the board of directors has general responsibility for establishing the compensation payable to Corixa’s executive officers and has the sole and exclusive authority to administer Corixa’s stock option plan in connection with option grants made to executive officers.

      Corixa’s compensation policy as established by the board is intended to provide competitive compensation to all employees, giving consideration to the relative contribution and performance of each employee on an individual basis. It is Corixa’s policy to compensate Corixa’s executive officers taking into consideration industry norms, primarily in the form of base salary, together with incentive bonuses. In addition, it is Corixa’s policy to grant stock options to each of Corixa’s executive officers to align their interests with stockholder value. The biotechnology industry is extremely competitive with respect to recruitment and retention of qualified executives; accordingly, Corixa uses independently published surveys of biotechnology industry compensation levels to ensure that Corixa’s compensation practices are comparable to other biotechnology companies.

      Determining the compensation of Corixa’s executive officers is the responsibility of the board, through its compensation committee, which has overall responsibility for Corixa’s compensation policies for senior management. The compensation committee makes recommendations to the board as to the salaries of, incentive bonuses awarded to, and the number and terms of options granted to Corixa’s Chief Executive Officer and other executive officers.

      Executive compensation consists of three major components: base salary, annual incentive bonus and stock options. The compensation committee has a regular meeting each December to determine the annual salary component of executive compensation to be paid in the following calendar year. At this meeting, the amount of cash incentive bonus compensation to be awarded to the executives for performance in the current year, which can be higher or lower than the bonus incentive target, is also determined.

      The determination of the base salaries of the Chief Executive Officer and other executive officers is based on annual surveys of similar positions at other biotechnology companies, together with assessments of individual performance and Corixa’s achievement of predetermined operating goals that are established annually by the board (the goals for 2002 are described below). Relative weights are assigned to the factors used to determine base salaries for individual executives. Assessments of individual performance include objective standards and subjective evaluations of the value of individual executives to Corixa. The surveys employed include some, but not all, of the companies in the Nasdaq Biotechnology Index. The salaries paid to executives in 2002 were determined by reference to compensation survey data from various public and proprietary sources. In the case of Dr. Gillis, the compensation committee established a base salary of $466,092 for 2002, which represented approximately the 60th percentile for chief executive officers. The compensation committee established 2002 base salaries for Corixa’s other executive officers ranging from the 40th to 75th percentile for executives performing similar functions.

      In addition, the compensation committee considers survey data in establishing new annual bonus incentive targets for Corixa’s executive officers, including annual bonus information provided for executive officers by a representative group of selected biotechnology companies, as well as from proprietary sources obtained by external compensation consultants. The annual bonus incentive targets most recently approved by the compensation committee for Corixa’s executive officers represented an overall range of approximately the 25th percentile from these sources. The compensation committee has decided that annual bonus incentive awards for Corixa’s executive officers should be driven by Corixa’s overall achievements. Corixa’s performance objectives are established at the beginning of each year and approved by the board. On an annual basis, the compensation committee conducts an assessment of Corixa’s overall performance as measured against Corixa’s objectives for the applicable year, and at that time the compensation committee determines the maximum percentage of the annual bonus incentive targets payable to Corixa’s executive officers. The annual bonus targets can be increased by the compensation committee if Corixa has exceeded its objectives for the year or decreased if Corixa has failed to meet its objectives for the year. An annual bonus award can also be modified upward (to 150%) or downward (to 0%) by the compensation committee, depending on the overall achievements of Corixa.

      At its December 2002 meeting, the compensation committee approved 2003 annual objectives for Corixa’s executive officers. The chief executive officer, Dr. Gillis, has an annual incentive target of 20% of base salary. In addition, the other executive officers for whom compensation is reported in this proxy statement were given an annual incentive target of 20% of base salary. Although based on the annual incentive percentages, actual incentive bonuses are subject to modification based on Corixa’s overall performance, whether Corixa has met its objectives for the year and the individual executive officer’s performance.

      Also at its December 2002 meeting, the compensation committee evaluated the overall performance objectives for Dr. Gillis and the other executive officers for whom compensation is reported in this proxy statement. The compensation committee determined that 100% to 134% of the annual incentive bonus would be awarded to each eligible officer (i.e., 20% – 26% of the officer’s base salary). The compensation committee’s decision took into account Corixa’s overall achievement against established 2002 objectives, which had been assigned relative weights by the board. One hundred percent of Corixa’s 2002 objectives previously established by the board had been met, including achievement of budgeted goals for revenue growth and improvement in Corixa’s net operating results; accomplishment of growth projections; attainment of certain manufacturing improvements; goals relating to partner requirements and achievement of clinical trial program goals. In addition, BEXXAR® therapy, our most advanced product candidate, received favorable action for drug approval at an Oncologics Drug Advisory Committee meeting. Accordingly, these bonuses were distributed in January 2003.

      Options to purchase shares of Corixa’s stock were granted to the executive officers named in this proxy statement, as well as other employees, during 2002. The option grant was undertaken pursuant to Corixa’s long-term incentive performance award program, initially implemented in 1994, wherein employees are eligible to receive a grant of stock options dependent on individual performance and position held. Under this program in 2002, Dr. Gillis received an option grant to purchase 150,000 shares of stock; other executive officers named in this proxy statement received grants to purchase between 43,750 and 125,000 shares of stock.

      The compensation committee considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and four other most highly compensated executive officers, respectively, unless the compensation meets the requirements for the “performance-based” exception to Section 162(m). Corixa expects the cash compensation that it will pay to each of its executive officers to be below $1 million. The compensation committee believes that options granted under Corixa’s 2001 stock option plan to its executive officers will meet the requirements to qualify as performance-based and the compensation committee believes that Section 162(m) will not affect the tax deductions available to Corixa with respect to the compensation of its executive officers. It is the compensation committee’s policy to qualify the executive officers’ compensation for deductibility under applicable tax law; however, Corixa may pay compensation to its executive officers that may not be deductible.

COMPENSATION COMMITTEE

Joseph S. Lacob
Arnold L. Oronsky, Ph.D.
James W. Young, Ph.D.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Indebtedness of Management

      On December 31, 2001, Steven Reed, our Executive Vice President and Chief Scientific Officer and his spouse entered into a secured promissory note with Corixa. The principal amount of the promissory note is $93,801 and will accrue interest at the rate of 5.75% per annum. The promissory note is secured by a deed of trust on the Reed’s principal residence. The outstanding principal and accrued interest is due and payable on the earliest to occur of (i) December 31, 2004, (ii) the date of termination of Dr. Reed’s employment at Corixa and (iii) the date of any sale, transfer or hypothecation of any or all of the real property secured by the deed of trust.

      On December 31, 2001, Kenneth Grabstein, our Executive Vice President, Product Development, and his spouse entered into a secured promissory note with Corixa. The principal amount of the promissory note was $112,602 and accrued interest at the rate of 5.75% per annum. The promissory note was secured by a deed of trust on the Grabstein’s principal residence. The outstanding principal and accrued interest was due and payable on the earliest to occur of (i) December 31, 2004, (ii) the date of termination of Dr. Grabstein’s employment at Corixa and (iii) the date of any sale, transfer or hypothecation of any or all of the real property secured by the deed of trust. This promissory note was paid in full in January 2003.

      In December 2000, as a result of the acquisition of Coulter Pharmaceutical, Inc., we assumed a loan with Geoffrey Yarranton in the amount of $200,000, which was secured by a second deed of trust on his principal residence. This loan was paid in full in September 2002.

STOCK PERFORMANCE GRAPH

      The following graph shows a comparison of cumulative total stockholder returns for our common stock, the Nasdaq Stock Market index for United States companies, and the Nasdaq Biotechnology Company index. The graph assumes the investment of $100 on December 31, 1997 and reinvestment of the full amount of all dividends, if any. The points represent calendar year end levels based on the last trading day in each calendar year.

	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	1997	1998	1999	2000	2001	2002

Corixa Corporation	$100.00	$103.49	$190.20	$311.87	$168.61	$71.49
NASDAQ Stock Market (U.S.)	100.00	139.63	259.13	157.32	124.20	85.05
NASDAQ Biotechnology	100.00	104.65	167.34	401.43	299.83	163.92

NOTE: Stock price performance shown above for our common stock is historical and not necessarily indicative of future price performance.

AUDIT COMMITTEE REPORT

      The audit committee of our board of directors is composed of three independent directors and operates under a written charter adopted by our board of directors. The audit committee currently consists of Mr. Lacob, Mr. Momsen and Dr. Saks, each of whom is an “independent director” as defined by Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

      The audit committee oversees Corixa’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the annual report on Form 10-K with management and with the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and such other matters as are required to be discussed by the Statement on Auditing Standards No. 61, “Communication with Audit Committee.”

      The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Corixa’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards. In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and Corixa, including the matters in the written disclosures required by the Independence Standards Board’s Standard No. 1 “Independence Discussions with Audit Committees” and considered the compatibility of nonaudit services with the auditors’ independence.

      The audit committee discussed with Corixa’s independent auditors the overall scope and plans for their audits. The audit committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Corixa’s internal controls, and the overall quality of Corixa’s financial reporting. The audit committee held four meetings during fiscal year 2002.

      In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board of directors has approved) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The audit committee and the board of directors have also recommended that the stockholders ratify the selection of Corixa’s independent auditors.

Audit Committee

Robert Momsen, Audit Committee Chair
Joe Lacob
Samuel Saks, M.D.

STOCKHOLDER PROPOSALS

      Under the SEC’s proxy rules, stockholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at our 2004 annual meeting must give notice of the proposal to us no later than December 28, 2003 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders that intend to present a proposal that will not be included in the proxy statement and form of proxy must give notice of the proposal to us no fewer than 60 or more than 90 days prior to the date of the 2004 annual meeting. Even if we receive a proposal from a qualified stockholder in a timely manner, it will not guarantee that proposal’s inclusion in our proxy materials or its presentation at the 2004 annual meeting because there are other requirements in the proxy rules that a proposal must meet in order to be included and presented.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our common stock, or reporting persons, to file with the SEC reports of beneficial ownership and changes in beneficial ownership of our common stock with the SEC. Reporting persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of reports received or written representations from the reporting persons that no other reports were required, we believe that all filing requirements required by Section 16(a) applicable to our officers, directors and greater than 10% beneficial owners were complied with.

INDEPENDENT AUDITORS

      Ernst & Young LLP served as our independent auditors for fiscal year ended December 31, 2002. The decision to engage Ernst & Young was recommended and approved by our audit committee and approved by our board of directors. A representative of Ernst & Young LLP, our independent auditors, is expected to be present at the annual meeting to respond to appropriate questions from stockholders. Ernst & Young will have the opportunity to make a statement, if desired.

      During the two fiscal years ended December 31, 2002, the fees billed to us were as follows:

      Audit Fees. Ernst & Young billed us $257,000 for its audit of our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2002 and for its reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q filed during 2002. Ernst & Young billed us $267,000 for its audit of our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2001 and for its reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q filed during 2001.

      Audit-Related Fees. Ernst & Young billed us $48,000 for assurance and related services related to the audit or review of our financial statements for fiscal year 2002. Ernst & Young billed us $31,000 for assurance and related services related to the audit or review of our financial statements for fiscal year 2001.

      Tax Fees. Ernst & Young billed us $94,000 for professional services rendered for tax compliance, tax advice and tax planning for fiscal year 2002. Ernst & Young billed us $218,000 for professional services rendered for tax compliance, tax advice and tax planning for fiscal year 2001.

      All Other Fees. There were no other fees in 2002 and 2001 for services rendered by Ernst & Young in 2002 other than those described above.

      None of the hours Ernst & Young expended in auditing our consolidated financial statements were provided by persons other than Ernst & Young’s full-time permanent employees.

      Our audit committee has considered the provisions of these services to us by Ernst & Young and has determined that Ernst & Young’s provision of these services was compatible with maintaining the auditor’s independence.

OTHER MATTERS

      As of the date of this proxy statement, the board of directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the annual meeting other than the matters specifically referred to in this proxy statement. If other matters properly come before the annual meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

ANNUAL REPORT AND FORM 10-K

      Copies of our 2002 Annual Report to Stockholders, including its annual report on Form 10-K for the year ended December 31, 2002 are being mailed to stockholders, together with this proxy statement, form of proxy and notice of annual meeting of stockholders. Additional copies of the Annual Report to Stockholders may be obtained from Investor Relations, Corixa Corporation, 1124 Columbia Street, Suite 200, Seattle, Washington 98104.

PROXY	PROXY

CORIXA CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CORIXA
CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 30, 2003

The undersigned stockholder of Corixa Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 28, 2003, and hereby appoints Steven Gillis, Ph.D. and Michelle Burris, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of Corixa to be held on May 30, 2003, at 1:00 p.m., local time, in the Cedar Room at Corixa Corporation, 1124 Columbia Street, Seattle, Washington and at any adjournments or postponements of the annual meeting, and to vote all shares of common stock and preferred stock on an as-converted basis that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

PLEASE SIGN BELOW AND RETURN IMMEDIATELY

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE

CORIXA CORPORATION

Proposal 1:
Election of Directors: If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

01 Steven Gillis, Ph.D.	☐	FOR all nominees	☐	WITHHOLD Authority for All Nominees	☐	FOR All Nominees Except for Nominee Names Crossed
02 Michael F. Bigham
03 Joseph S. Lacob
04 Robert Momsen
05 Arnold L. Oronsky, Ph.D.
06 Samuel R. Saks,M.D.
07 James W. Young, Ph.D.			THE PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR; FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF CORIXA FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003; AND AS SAID PROXIES DEEM ADVISABLE ON ANY OTHER MATTER OR MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Proposal 2:
Ratification of the selection of Ernst & Young LLP as the independent auditors of Corixa for the fiscal year ending December 31, 2003:
☐ FOR	☐ AGAINST	☐ ABSTAIN

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his, her or its name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Dated: ____________________________________, 2003

Signature

Signature

US Stock Transfer

Please Detach Here

You Must Detach This Portion
of the Proxy Card Before
Returning it in the Enclosed
Envelope